$ ____________

Total Amount Collected $ ____________

MEMBERSHIP AGREEMENT

☐ FIT LOCATION ____________
☐ METRO

$ 149.97 Enrollment Fee $10 Card Fee $ ________ First Month $ ________ Last Month $25 Facility Addendum

WAVERLY PLACE 854-4653 — 101-A New Waverly Place, Cary, NC 27511
CARY (West) 481-4653 — 1823 N.W. Maynard Road, Cary, NC 27513
CARY (East) 460-4653 — 1280 Buck Jones Road, Cary, NC 27606
FUQUAY VARINA 567-9373 — 1310 East Broad Street, Fuquay Varina, NC 27526
DURHAM/CHAPEL HILL 403-1999 — 3900 Chapel Hill Boulevard, Durham, NC 27707
GARNER 772-4653 — 1527 Plaza Circle, Garner, NC 27529
WAKE FOREST 453-1555 — 1839 South Main Street, Wake Forest, NC 27587
BRENNAN STATION 841-4653 — 8111 Creedmoor Road, Raleigh, NC 27165
RALEIGH (West) 510-9050 — 6012 Duraleigh Road, Raleigh, NC 27612
RALEIGH (East) 872-7036 — 3500 Spring Forest Road, Raleigh NC 27604

Date of Contract ________ Source/Renewal # ____________ Consultant __________ Renewal Rate ____________

SELLER (Called We, Us and Ours) ____________

BUYER (Called You, Your and Yours ____________

(Buyer Name) ____________

(Buyer Email Address) ____________

(Buyer Address) ____________

(City) ____________ (State) ________ (Zip) ____________

(Phone No.) ____________ (Social Security No.) ____________

(Co. Name) ____________ (Work No.) ____________

(Age) ____________ (Date of Birth) ____________ F / M

YOUR PAYMENT SCHEDULE WILL BE:

Number of payments	Amount of payments	When payments are due
________	$ ________	________

PREPAYMENT: You may prepay all of the amount you still owe at any time without incurring any penalty.

LATE PAYMENT: Fee of $20.00   EFT Begins ___/___/___

$ ________ amount ___/___/___

$ ________ amount ___/___/___

$ ________ amount ___/___/___

REFERRALS

Guest Pass #1 ____________

Guest Pass #2 ____________

Guest Pass #3 ____________

Membership Purchased For: ____________

Name: ____________ Age: ________

Address: ____________ F / M ________

____

Phone No.: ____________ DOB: ________

TERMS AND CONDITIONS OF CONTRACT

PROMISE TO PAY: You promise to pay Us or to Our order, your Cash Downpayment and the Total of Payments according to your payment schedule shown above. You shall make your payment to Us at the address shown above unless we notify you in writing to make your payments to a different address.

TERMS OF MEMBERSHIP AND RENEWAL PROVISIONS: You understand that you have signed an installment promissory note. Failure to use the membership does not relieve you of your liability for payment. Your membership is absolutely nontransferable, nonassignable, nonrefundable and noncancellable except as provided in the contract. Services under this contract are for 24 months. If written notice of cancellation is not received via certified mail during the 24th month, this contract will be automatically converted to a month to month membership at the dues being charged for the type of membership you originally purchased.

For purposes of this contract, business days are all days other than Saturdays, Sundays, Holidays, and days in which this facility is not opened to you, the Buyer. Cancellation occurs when you, the Buyer, give us written notice of cancellation at our address stated in this contract. Notice of cancellation is given via certified mail when it is deposited in the United States Mail properly addressed at the above address with postage prepaid. Notice of cancellation need not take a particular form and will be sufficient if it indicates by any form of written expression of your intention not to be bound by the contract.

North Carolina General Statutes § 66-120 requires that we, as the Seller of this prepaid entertainment contract, must:

1 Deliver to you, the Buyer, all information of a personal or private nature, including but not limited to answers to tests or questionnaires, photographs, evaluations, and background information, within thirty (30) days after request therefore;

2 Refund to you, the Buyer, at least ninety (90%) percent of the prorate cost of any unused services, within thirty (30) days after request therefore if:
(a) You, the Buyer, are unable to receive benefits from our services by reason of death or disability; or
(b) You, the Buyer, relocate more than eight (8) miles from your present location, and more than thirty (30) miles from our facility and any substantially similar facility that will accept our obligation under this contract; or
(c) We relocate this facility more than eight (8) miles from its present location, or the services provided by us are materially impaired.

3 Refund to you, the Buyer, the prorate cost of any unused services under all contracts between us, as the Seller, and you, the Buyer, within thirty (30) days after the request therefore, if the aggregate price of all contracts in force between us exceeds One Thousand Five Hundred and 00/100 ($1,500.00) Dollars. Provided, we reserve the right to retain a cancellation fee of twenty-five (25%) percent of the prorate cost of unused services on all contracts, not to exceed Five Hundred and 00/100 ($500.00) Dollars.

To the extent that any other provision of the contract is inconsistent with the foregoing State law requirements, State law shall prevail.

Cancellation pursuant to this Section is subject to acceptable proof, such as a copy of a lease, utility installation order, etc. as may be required by Seller.

NOTICE TO BUYER:
(A) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT.
(B) YOU ARE ENTITLED TO AN EXACT COPY OF THE PAPER YOU SIGN.
YOU HAVE RECEIVED A COMPLETED COPY OF THIS CONTRACT WITH DISCLOSURES MADE IN COMPLIANCE WITH FEDERAL & STATE LAW.

FACILITY MANAGEMENT ADDENDUM: **Each year on the 18th day of January, each member will be required to pay $25.00 facility improvement fee. The proceeds of this fee will go towards new equipment, facility upgrades and operating expenses of the facility.**

________ Initial

BUYERS RIGHT TO CANCEL: You, the Buyer, may cancel this contract at any time prior to midnight of the third business day after the date of this contract. To cancel, you must notify the Seller in writing not later than midnight of ____________
DATE

NOTICE: Any holder of this consumer credit contract is subject to all claims and defenses which debtor could assert against the seller of goods or services obtained pursuant hereto or with the proceeds hereof Recovery hereunder by the debtor shall not exceed amounts paid by the debtor hereunder.

I certify that I have read the Rules & Regulations of the club which appear on the reverse side of this contract. I certify that I have fully read both sides of this membership contract & will comply with the contents herein.

____________ Buyer's Signature   ________ Date

____________ Seller's Signature (Staff)   ________ Date

I, ____________, Authorize my bank to make payment by the method indicated below and post it on my account.

Credit Card Account Number: Checking   Savings

____________ Exp. Date ________

I understand that I am in full control of my payment, and if at any time I decide to change the method of payment I will write the above named company.

BANK NAME: ____________

ADDRESS: ____________

City ____________ State ________ Zip ________

Customer Signature ____________ Date ________

Witness (Staff) ____________ Date ________

WARNING: If you have a history of heart-related disease, you should consult a physician before purchasing a membership and joining the club. A person entitled to membership privileges under the Contract who has a history of heart-related disease also should consult a physician before utilizing the programs and facilities of the Seller.

LAW APPLICABLE: North Carolina law governs this contract.

INVALID PROVISION: If any provision of this Contract is found to be invalid or unenforceable, the remainder of Contract will be valid and enforceable.

ENTIRE AGREEMENT: If there are more than one of you signing this Contract, each of you is individually responsible to fully perform all obligations under this Contract. We are not responsible for notifying you of late payments, or any default proceedings. This agreement constitutes the entire agreement of the parties, and there are no representations, warranties, covenants, or undertakings other than those set forth herein.

NO WAIVER OF RIGHTS: We do not waive our right to have future payments made when due if we accept a late or partial payment or delay the enforcement of our rights on any occasion.

APPLICATION OF PAYMENTS: We will apply all payments received to pay the installments (including late charges, if any) in the order in which they are scheduled to be paid. The Seller shall be entitled to sell, transfer, discount, or assign this agreement to a financial institution or other entity without consent of Buyer.

DISHONORED CHECK FEE: If a check, draft, or order for the payment of money on any bank or other depository submitted by you to Seller as payment is not honored by the bank, then Seller may add a fee of $20.00 or 5 percent of the face amount on the check, draft, or order, whichever is greater, to the unpaid balance under the Contract.

DEFAULT: You are in default if:

(a) We do not receive an installment payment from you on or before the date it is due; or

(b) You fail to fulfill one or more of your obligations or promises under this Contract including full compliance with Club Rules and Regulations, or

(c) Insolvency actions are begun by or against you. Insolvency includes situations where you are unable to pay all of your debts as they become due.

(d) BUYOUT: 50% of remaining draft, Cancellation Fee of $50 + any service charges/past due amounts.

ACCELERATION OF PAYMENTS: If you are in default as hereinabove provided, we can demand immediate payment of all unpaid installments.

ATTORNEY'S FEES AND COURT COSTS: If your failure to pay any one or more of the installments due under this Contract results in Seller's retaining an attorney for collection proceedings, you shall pay reasonable attorney's fees (15% if not prohibited by law) and court costs allowed by law.

RULES AND REGULATIONS: I understand that violation of the rules may cause my membership in the club to be immediately terminated at the discretion of Seller. I understand that I must follow the rules and regulations posted in the facility I choose to visit. Seller reserves the right to make additional rules and regulations.

LIABILITY WAIVER: It is expressly agreed that all use of the fitness facilities shall be undertaken by a member at his or her own risk, and the Seller shall not be liable for any injuries or damage to any member or guest, or the property of any member or guest or be subject to any claim, demand, injury or damages whatever, including without any limitations, those damages resulting from acts of active or passive negligence on part of Seller, its successors or assigns, as well as its officers and agents, for all such claims, demands, injuries, damages, actions or causes of action. It is especially agreed that the Seller shall not be responsible or liable to members or their guests for articles lost or stolen in the club. The Seller also shall not be responsible or liable for loss or damage to any other property of members or their guests, including their automobiles and contents. It is also agreed that any damages to the club facilities or property, or to the property of any member by another member or his guest, is the sole responsibility of the offending member. I agree that I am responsible for any damage caused by me to the facilities and equipment.